Exhibit 99.3

      Pursuant to Rule 13d-1(k)(1)(iii) of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the statement to which this Exhibit is attached is filed on its behalf.

June 21, 1999

                                             VSEG ACQUISITION INC.

                                             By: \S\  Michael D. Fricklas
                                                 ------------------------------
                                                 Name:  Michael D. Fricklas
                                                 Title: Senior Vice President,
                                                          General Counsel


                                             VIACOM INTERNATIONAL INC.

                                             By: \S\  Michael D. Fricklas
                                                 ------------------------------
                                                 Name:  Michael D. Fricklas
                                                 Title: Senior Vice President,
                                                          General Counsel


                                             VIACOM INC.

                                             By: \S\  Michael D. Fricklas
                                                 ------------------------------
                                                 Name:  Michael D. Fricklas
                                                 Title: Senior Vice President,
                                                          General Counsel


                                             By:                  *
                                                 ------------------------------
                                                 Sumner M. Redstone,
                                                 Individually

*By: \S\ Philippe P. Dauman
     ---------------------------------------
     Philippe P. Dauman
     Attorney-in-Fact under the Limited Power
     of Attorney filed as Exhibit 99.2 to
     Amendment No. 11 to the Statement on
     Schedule 13D filed on March 7, 1993 in
     respect of the common stock of Spelling
     Entertainment Group Inc.